UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 5, 2005

Date of Report (Date of earliest event reported)

STARBUCKS CORPORATION

(Exact name of registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation)	0-20322 (Commission File Number)	91-1325671 (IRS Employer Identification No.)

2401 Utah Avenue South
Seattle, Washington 98134

(Address of principal executive offices) (Zip Code)

(206) 447-1575

(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     Attached hereto as Exhibit No. 99.1 and incorporated herein by reference is the text of a press release of Starbucks Corporation (the “Company”) dated May 5, 2005, announcing that the Board of Directors of the Company has authorized the repurchase by the Company of up to an additional ten million shares of its common stock, par value $0.001 per share.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

99.1	Press release of Starbucks Corporation dated May 5, 2005.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARBUCKS CORPORATION
Dated: May 5, 2005	By:	/s/ Michael Casey
Michael Casey
executive vice president and chief financial officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Starbucks Corporation dated May 5, 2005.

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